EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2017 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 7th day of February 2018.

/s/ Lewis Chew	/s/ Forrest E. Miller
Lewis Chew /s/ Fred J. Fowler	Forrest E. Miller /s/ Eric D. Mullins
Fred J. Fowler /s/ Jeh C. Johnson	Eric D. Mullins /s/ Rosendo G. Parra
Jeh C. Johnson /s/ Richard C. Kelly	Rosendo G. Parra /s/ Barbara L. Rambo
Richard C. Kelly /s/ Roger H. Kimmel	Barbara L. Rambo /s/ Anne Shen Smith
Roger H. Kimmel /s/ Richard A. Meserve	Anne Shen Smith /s/ Geisha J. Williams
Richard A. Meserve	Geisha J. Williams

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2017 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 7th day of February 2018.

/s/ Lewis Chew	/s/ Eric D. Mullins
Lewis Chew /s/ Fred J. Fowler	Eric D. Mullins /s/ Rosendo G. Parra
Fred J. Fowler /s/ Richard C. Kelly	Rosendo G. Parra /s/ Barbara L. Rambo
Richard C. Kelly /s/ Roger H. Kimmel	Barbara L. Rambo /s/ Anne Shen Smith
Roger H. Kimmel /s/ Richard A. Meserve	Anne Shen Smith /s/ Nickolas Stavropoulos
Richard A. Meserve /s/ Forrest E. Miller	Nickolas Stavropoulos /s/ Geisha J. Williams
Forrest E. Miller	Geisha J. Williams